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                                                              Exhibit 10.49




October 1, 2004


Mr. Michael Morrison
[To Address on File
With Human Resources
Department]


Dear Mr. Morrison:

The terms and understanding of your consultancy for Allied World Assurance Holdings, Ltd is that you will work exclusively for Allied World Assurance Holdings, Ltd assisting, among other things with the organizational development and structure.

Allied World Assurance Holdings, Ltd will pay you a retainer of $12,500 per month for your services, and such payments will be paid on the 30th of each month.

Allied World Assurance Holdings, Ltd will also pay all customary expenses associated with your work. When practical, please submit expenses monthly, within 30 days of being incurred.

Please confirm that these arrangements are satisfactory by signing and retaining this copy for your records.

Sincerely,



/s/ Scott Carmilani

Scott Carmilani
President and CEO

Signature:  /s/ Michael Morrison          Date:             10/1/04
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